MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.








FUND LOGO








Annual Report

November 30, 1996




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


Asset Allocation as
A Percentage* of
Net Assets as of
November 30, 1996


A map illustrating the following percentages:

Ghana                       2.2%
Morocco                     3.1%
South Africa               39.4%
Botswana                    2.0%
Turkey                      9.3%
Israel                     12.6%
Egypt                       7.9%
Zimbabwe                    4.5%

[FN]
*Total may not equal 100%.



DEAR SHAREHOLDER


During the three-month period ended November 30, 1996, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +0.75%, +0.54%, +0.54% and +0.75%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +5.11%, -2.60% and +20.89%, respectively, for the same three-month period. In addition, the unmanaged J.P. Morgan
Securities South African Bond Index was down 2.13% (in US dollars terms) also during the November quarter. The Fund's performance benefited from its investments in both Egypt and Zimbabwe, but was negatively impacted by investments in South Africa.

Investment Overview and Activities
Although the South African market declined (in US dollar terms), it rose 0.02% in South African rand terms during the quarter ended November 30, 1996. The ongoing weakness of the rand is caused by investors' loss of confidence in the government's policy of restricting capital outflow, while foreign exchange reserves have dropped, and the merchandise trade balance shows little improvement. However, we believe that much of the negative prospects for the currency, company earnings, the economy, and politics have already been discounted in the stock market. Many domestic and international strategists are cautious on South Africa and its currency, but, with a long-term outlook, we believe stock valuations of well-managed companies are reasonable. For example, South African Breweries Ltd., one of the largest beer producers in the world, is sourcing its growth increasingly outside of South Africa through its operations in Zimbabwe, Botswana, Poland and Hungary.

Egyptian capital market developments are encouraging. Among these are the government's renewed commitment to deregulation and privatization; the recent international depository receipt offerings of Egyptian stocks; the potential inclusion of Egypt in emerging market indexes; and Moody's Investors Service Inc.'s issuance of a sovereign rating. During the quarter ended November 30, 1996, we increased our investments in Egypt through purchases of Nasr City Company for Housing & Reconstruction, a residential property developer, and Torah Portland Cement Company, Egypt, a cement company which is modernizing its production facilities by switching to the more cost-efficient dry process kilns.

We are concerned about the political environment in Zimbabwe and about its economy's dependence on rainfall for growth. Therefore, we took profits in the more expensive shares, and reallocated the proceeds to companies with lower valuations and prospects for improved earnings next year.

Fiscal Year in Review
During the fiscal year ended November 30, 1996, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -4.17%, -5.14%, -5.16% and -4.31%, respectively.
The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of -2.85%, -11.97% and +33.61%, respectively, for the same period.
In addition, the unmanaged J.P. Morgan Securities South African Bond Index was down 14.46% (in US dollars terms) also for the year ended November 30, 1996.

The Fund's performance benefited from its overweighted positions in the less-developed markets of Egypt, Morocco and Zimbabwe. The Egyptian market rose 35.2% during the 12-month period ended November 30, 1996 because of the developments cited earlier. In addition, Morocco and Zimbabwe both rallied strongly, rising 25.2% and 78.0%, respectively, on investor expectations of improved earnings and economic growth resulting from the end of the drought. The Fund's underweighted position in South Africa was beneficial because that market declined. However, this was offset by the Fund's specific stock investments, particularly in gold-mining companies which were large portfolio holdings during the year ended November 30, 1996.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager


December 27, 1996



IMPORTANT TAX INFORMATION

The following information summarizes all per share distributions paid by Merrill Lynch Middle East/Africa Fund, Inc. during its fiscal year ended November 30, 1996.
                                           Federal    Non-Qualifying    Foreign     Total    Foreign Taxes
                     Record     Payable   Obligation     Domestic       Source     Ordinary     Paid or
                      Date       Date      Interest   Ordinary Income   Income      Income     Withheld
Class A Shares      12/14/95   12/22/95    $.183160      $.001367      $.688600    $.873127    $.008924
Class B Shares      12/14/95   12/22/95    $.160581      $.001199      $.603712    $.765492    $.008924
Class C Shares      12/14/95   12/22/95    $.160074      $.001196      $.601809    $.763079    $.008924
Class D Shares      12/14/95   12/22/95    $.178221      $.001331      $.670034    $.849586    $.008924


All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (concluded)


Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, and Class D Shares compared to the growth of investments in the Morgan Stanley Capital International Index-- Israel, the Morgan Stanley Capital International Index--Turkey, and the Morgan Stanley Capital International Index--South Africa. Beginning and ending values are:

                                               12/30/94**       11/96

Merrill Lynch Middle East/Africa Fund, Inc.++   $ 9,475        $ 9,679
--Class A Shares*

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class B Shares*                               $10,000        $ 9,740

Morgan Stanley Capital International Index
--Israel++                                      $10,000        $12,158

Morgan Stanley Capital International Index
--Turkey++                                      $10,000        $13,451

Morgan Stanley Capital International Index
--South Africa++                                $10,000        $10,078

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class C Shares*                               $10,000        $10,015

Merrill Lynch Middle East/Africa Fund, Inc.++
--Class D Shares                                $ 9,475        $ 9,638

Morgan Stanley Capital International Index
--Israel++                                      $10,000        $12,158

Morgan Stanley Capital International Index
--Turkey++                                      $10,000        $13,451

Morgan Stanley Capital International Index
--South Africa++                                $10,000        $10,078

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch Middle East/Africa Fund, Inc. principally invests in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa.
++++This unmanaged Index measures the total returns of countries within the Middle East/Africa region.

    Past performance is not predictive of future performance.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         -9.06%        -15.41%
Inception (12/30/94) through 9/30/96       +1.47         - 1.61

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        -10.00%        -14.92%
Inception (12/30/94) through 9/30/96      + 0.41         - 1.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         -9.92%        -12.40%
Inception (12/30/94) through 9/30/96       +0.46         + 0.46

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         -9.28%        -15.62%
Inception (12/30/94) through 9/30/96       +1.22         - 1.85

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                        11/30/96  8/31/96  11/30/95  % Change   % Change
Class A Shares                                            $9.40    $9.33    $10.66    -11.82%     +0.75%
Class B Shares                                             9.31     9.26     10.56    -11.84      +0.54
Class C Shares                                             9.31     9.26     10.56    -11.84      +0.54
Class D Shares                                             9.38     9.31     10.63    -11.76      +0.75
Class A Shares-Total Return                                                           - 4.17(1)   +0.75
Class B Shares-Total Return                                                           - 5.14(2)   +0.54
Class C Shares-Total Return                                                           - 5.16(3)   +0.54
Class D Shares-Total Return                                                           - 4.31(4)   +0.75

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.873 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.765 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.763 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.850 per share ordinary income dividends.


Portfolio
Information as of
November 30, 1996

                                                   Percent of
Ten Largest Holdings (Equity Investments)          Net Assets

Eregli Demir Ve Celik Fabrikalari T.A.S. (Erdemir)    5.5%
Koor Industries Ltd.*                                 5.1
Torah Portland Cement Company, Egypt                  4.6
Blue Square Chain Stores Properties and
 Investments Ltd.*                                    3.8
Bank Hapoalim Ltd.                                    3.7
South African Breweries Ltd.*                         3.4
Sun International (Bophuthatswana)Ltd.                2.6
Barlow Rand Ltd.                                      2.5
Erciyas Biracilik Ve Malt Sanayii A.S. (GDR)          2.4
Vaal Reefs Exploration &Mining Co., Ltd.              2.2

[FN]
*Includes combined holdings.


                                                  Percent of
Ten Largest Industries                            Net Assets

Mining                                               11.8%
Engineering & Construction                            9.7
Banking                                               7.9
Steel                                                 5.5
Merchandising                                         3.8
Multi-Industry                                        3.6
Beverages                                             3.4
Entertainment                                         2.6
Diversified                                           2.5
Brewery                                               2.4



SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                                Shares Held/                                                                 Value   Percent of
AFRICA       Industries         Face Amount                Investments                       Cost          (Note 1a) Net Assets
Botswana     Multi-Industry        232,000    Sechaba Investment Trust                   $  190,492       $  157,447    2.0%

                                              Total Investments in Botswana                 190,492          157,447    2.0


Ghana        Health & Personal      85,000    Unilever Ghana Ltd.                            62,559           39,041    0.5
             Care

             Multi-Industry        904,743    Guiness Ghana Ltd.                            156,444          127,295    1.6

             Tobacco                70,000    Pioneer Tobacco Co. Ltd.                        5,081            5,291    0.1

                                              Total Investments in Ghana                    224,084          171,627    2.2

Morocco      Banking                 3,428    Banque Marocaine du Commerce
                                              Exterieure (GDR)(b)                           116,045          155,319    2.0

             Building Materials      2,000  ++Les Ciments de l'Oriental                      87,576           85,812    1.1

                                              Total Investments in Morocco                  203,621          241,131    3.1


South        Beverages               6,336    South African Breweries Ltd.                  179,899          159,913    2.1
Africa                               3,850    South African Breweries Ltd. (ADR)(a)          97,906           96,731    1.3
                                                                                         ----------       ----------  ------
                                                                                            277,805          256,644    3.4

             Diversified            21,500    Barlow Rand Ltd.                              300,190          197,449    2.5

             Entertainment         236,170    Sun International (Bophuthatswana) Ltd.       320,021          205,098    2.6

             Financial Services     15,000    First National Bank Holdings Ltd.             150,017           71,157    0.9

             Foreign         ZAL 6,950,000    South African Bond, 12% due 2/28/2005       1,416,938        1,252,345   16.1
             Government
             Obligations

             Mining                  2,300    Anglo American Corp. of South Africa,
                                              Ltd. (ADR)(a)                                 144,912          129,950    1.7
                                    26,200    Beatrix Mines Ltd.                            212,044          167,803    2.2
                                     1,300    De Beers Centenary AG                          40,511           39,725    0.5
                                    12,426    Driefontein Consolidated Ltd. (ADR)(a)        186,511          141,346    1.8
                                    12,300    Ingwe Coal Corp., Ltd.                         97,800           99,874    1.3
                                     2,500    Vaal Reefs Exploration & Mining Co.,
                                              Ltd.                                          240,240          174,229    2.2
                                     6,363    Western Areas Gold Mining Company
                                              Ltd. (ADR)(a)                                  93,645           98,627    1.3
                                     4,297    Western Areas Gold Mining Company Ltd.
                                              (Ordinary)                                     59,817           60,173    0.8
                                                                                         ----------       ----------  ------
                                                                                          1,075,480          911,727   11.8

             Retail                113,500  ++Meikles Africa Ltd.                           150,047          164,575    2.1

                                              Total Investments in South Africa           3,690,498        3,058,995   39.4


Zimbabwe     Beverage & Tobacco     55,423    Delta Corporation                              93,034          172,673    2.2

             Entertainment &        75,000  ++Zimbabwe Sun International                     28,305           27,900    0.4
             Leisure

             Real Estate           164,081    Hippo Valley Estates                           60,325          144,968    1.9

                                              Total Investments in Zimbabwe                 181,664          345,541    4.5

                                              Total Investments in Africa                 4,490,359        3,974,741   51.2

MIDDLE
EAST

Egypt        Banking                   511    Commercial International Bank (Egypt)
                                              S.A.E.                                         60,437           72,279    0.9
                                     6,500  ++Commercial International Bank (Egypt)
                                              S.A.E. (GDR)(b)                                97,250           97,500    1.3
                                                                                         ----------       ----------  ------
                                                                                            157,687          169,779    2.2

             Engineering &          16,810  ++Torah Portland Cement Company, Egypt          304,842          356,658    4.6
             Construction

             Housing                 1,250  ++Nasr City Company for Housing &
                                              Reconstruction                                 53,454           86,563    1.1

                                              Total Investments in Egypt                    515,983          613,000    7.9


Israel       Banking               194,852    Bank Hapoalim Ltd.                            309,137          286,970    3.7

             Engineering &           3,603    Koor Industries Ltd.                          301,578          311,978    4.0
             Construction            5,000    Koor Industries Ltd. (ADR)(a)                  89,050           86,875    1.1
                                                                                         ----------       ----------  ------
                                                                                            390,628          398,853    5.1

             Merchandising          37,100  ++Blue Square Chain Stores Properties
                                              and Investments Ltd.                          201,555          285,516    3.7
                                       600  ++Blue Square Chain Stores Properties
                                              and Investments Ltd. (ADR)(a)                   9,067            8,400    0.1
                                                                                         ----------       ----------  ------
                                                                                            210,622          293,916    3.8

                                              Total Investments in Israel                   910,387          979,739   12.6


Turkey       Brewery                83,200    Erciyas Biracilik Ve Malt Sanayii
                                              A.S. (GDR)(b)                                 279,760          189,280    2.4

             Building &          1,999,000    Adana Cimento Sanayii (Class A)               111,099          109,374    1.4
             Construction

             Steel               2,993,733    Eregli Demir Ve Celik Fabrikalari
                                              T.A.S. (Erdemir)                              337,641          424,124    5.5

                                              Total Investments in Turkey                   728,500          722,778    9.3


                                              Total Investments in the Middle East        2,154,870        2,315,517   29.8

SHORT-TERM
SECURITIES

             US Government &       696,000    Federal Home Loan Mortgage Corp.,
             Agency Obligations*              5.70% due 12/02/1996                          695,780          695,780    9.0

                                              Total Investments in Short-Term
                                              Securities                                    695,780          695,780    9.0

             Total Investments                                                           $7,341,009        6,986,038   90.0
                                                                                         ==========
             Other Assets Less Liabilities                                                                   773,168   10.0
                                                                                                          ----------  ------
             Net Assets                                                                                   $7,759,206  100.0%
                                                                                                          ==========  ======

            *Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
           ++Non-income producing security.

             See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$7,341,009) (Note 1a)                           $  6,986,038
                    Cash                                                                                             262
                    Foreign cash                                                                                   8,224
                    Receivables:
                      Securities sold                                                      $    530,957
                      Investment adviser (Note 2)                                               107,471
                      Interest                                                                   45,517
                      Dividends                                                                   6,184          690,129
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                     184,665
                    Prepaid registration fees and other assets (Note 1f)                                          18,580
                                                                                                            ------------
                    Total assets                                                                               7,887,898
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                       58,214
                      Capital shares redeemed                                                     9,883
                      Distributor (Note 2)                                                        5,246           73,343
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        55,349
                                                                                                            ------------
                    Total liabilities                                                                            128,692
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  7,759,206
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $      4,242
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             61,210
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              7,425
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             10,335
                    Paid-in capital in excess of par                                                           8,468,372
                    Undistributed investment income--net                                                         247,109
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                                  (680,061)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                           (359,426)
                                                                                                            ------------
                    Net assets                                                                              $  7,759,206
                                                                                                            ============

Net Asset           Class A--Based on net assets of $398,917 and 42,416
Value:                       shares outstanding                                                             $       9.40
                                                                                                            ============
                    Class B--Based on net assets of $5,699,475 and 612,105
                             shares outstanding                                                             $       9.31
                                                                                                            ============
                    Class C--Based on net assets of $691,514 and 74,247
                             shares outstanding                                                             $       9.31
                                                                                                            ============
                    Class D--Based on net assets of $969,300 and 103,349 shares
                             outstanding                                                                    $       9.38
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1996
Investment          Dividends (net of $13,089 foreign withholding tax)                                      $    281,771
Income              Interest and discount earned                                                                 173,886
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                                 455,657
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $     97,346
                    Account maintenance and distribution fees--Class B (Note 2)                  70,613
                    Professional fees                                                            62,453
                    Accounting services (Note 2)                                                 60,432
                    Amortization of organization expenses (Note 1f)                              59,891
                    Registration fees (Note 1f)                                                  52,040
                    Printing and shareholders reports                                            49,447
                    Directors' fees and expenses                                                 37,811
                    Custodian fees                                                               28,051
                    Transfer agent fees--Class B (Note 2)                                        16,635
                    Account maintenance and distribution fees--Class C (Note 2)                   8,155
                    Account maintenance fees--Class D (Note 2)                                    3,247
                    Transfer agent fees--Class D (Note 2)                                         2,544
                    Pricing fees                                                                  2,480
                    Transfer agent fees--Class C (Note 2)                                         1,921
                    Transfer agent fees--Class A (Note 2)                                         1,096
                    Other                                                                         5,437
                                                                                           ------------
                    Total expenses before reimbursement                                         559,599
                    Reimbursement of expenses (Note 2)                                         (428,911)
                                                                                           ------------
                    Total expenses after reimbursement                                                           130,688
                                                                                                            ------------
                    Investment income--net                                                                       324,969
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized Loss       Investments--net                                                         (679,544)
On Investments &      Foreign currency transactions--net                                        (44,445)        (723,989)
Foreign Currency                                                                           ------------
Transactions--Net   Change in unrealized depreciation on:
(Notes 1b, 1c,        Investments--net                                                          (29,731)
1e & 3):              Foreign currency transactions--net                                         (4,286)         (34,017)
                                                                                           ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                       (758,006)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $   (433,037)
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                             For the Period
                                                                                             For the           December 30,
                                                                                            Year Ended          1994++ to
                                                                                            November 30,       November 30,
                    Increase (Decrease) in Net Assets:                                          1996              1995
Operations:         Investment income--net                                                 $    324,969     $    806,936
                    Realized loss on investments and foreign currency transactions
                    --net                                                                      (723,989)         (28,517)
                    Change in unrealized depreciation on investments and foreign
                    currency transactions--net                                                  (34,017)        (325,409)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations            (433,037)         453,010
                                                                                           ------------     ------------

Dividends and       Investment income--net:
Distributions to      Class A                                                                   (51,662)              --
Shareholders          Class B                                                                  (541,025)              --
(Note 1g):            Class C                                                                   (71,137)              --
                      Class D                                                                  (121,684)              --
                    Realized gain on investments--net:
                      Class A                                                                    (1,581)              --
                      Class B                                                                   (18,968)              --
                      Class C                                                                    (2,502)              --
                      Class D                                                                    (3,830)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (812,389)              --
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       (1,925,740)      10,377,362
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease)in net assets                                   (3,171,166)      10,830,372
                    Beginning of period                                                      10,930,372          100,000
                                                                                           ------------     ------------
                    End of period*                                                         $  7,759,206     $ 10,930,372
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $    247,109     $    752,093
                                                                                           ============     ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS



                                                        Class A             Class B            Class C            Class D

                       The following per share data
                       and ratios have been derived          For the             For the            For the            For the
                       from information provided    For the  Period    For the   Period    For the  Period   For the   Period
                       in the financial statements.   Year   Dec. 30,    Year    Dec. 30,   Year    Dec. 30,   Year    Dec. 30,
                                                     Ended  1994++ to   Ended   1994++ to   Ended  1994++ to  Ended   1994++ to
                       Increase (Decrease) in Net   Nov. 30, Nov. 30,  Nov. 30,  Nov. 30,  Nov. 30, Nov. 30, Nov. 30,  Nov. 30,
                       Asset Value:                 1996++++   1995    1996++++    1995    1996++++   1995   1996++++    1995
Per Share Operating    Net asset value, beginning
Performance:           of period                     $10.66    $10.00    $10.56   $10.00    $10.56   $10.00    10.63   10.00
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                         Investment income--net         .42       .57       .32      .79       .31      .83      .40     .77
                         Realized and unrealized
                         gain (loss) on investments
                         and foreign currency
                         transactions--net             (.80)      .09      (.80)    (.23)     (.79)    (.27)    (.80)   (.14)
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Total from investment
                       operations                      (.38)      .66      (.48)     .56      (.48)     .56     (.40)    .63
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Less dividends and
                       distributions:
                         Investment income--net        (.85)       --      (.74)      --      (.74)      --     (.82)     --
                         Realized gain on
                         investments--net              (.03)       --      (.03)      --      (.03)      --     (.03)     --
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Total dividends and
                       distributions                   (.88)       --      (.77)      --      (.77)      --     (.85)     --
                                                     ------    ------    ------   ------    ------   ------   ------  ------
                       Net asset value, end of
                       period                        $ 9.40    $10.66    $ 9.31   $10.56    $ 9.31   $10.56   $ 9.38  $10.63
                                                     ======    ======    ======   ======    ======   ======   ======  ======

Total Investment       Based on net asset value
Return:**              per share                     (4.17%)    6.60%+++ (5.14%)   5.60%+++ (5.16%)   5.60%+++(4.31%)  6.30%+++
                                                     ======    ======    ======   ======    ======   ======   ======  ======


Ratios to Average      Expenses, net of
Net Assets:            reimbursement                   .47%      .00%*    1.50%    1.01%*    1.50%    1.01%*    .72%    .25%*
                                                     ======    ======    ======   ======    ======   ======   ======  ======
                       Expenses                       4.84%     4.63%*    5.90%    5.68%*    5.91%    5.67%*   5.08%   4.89%*
                                                     ======    ======    ======   ======    ======   ======   ======  ======
                       Investment income--net         4.24%     8.43%*    3.15%    8.33%*    3.14%    8.45%*   4.01%   9.07%*
                                                     ======    ======    ======   ======    ======   ======   ======  ======

Supplemental           Net assets, end of period
Data:                  (in thousands)                $  399   $  648     $5,699   $7,701    $  692   $1,012   $  969  $1,569
                                                     ======   ======     ======   ======    ======   ======   ======  ======
                       Portfolio turnover            46.36%   40.97%     46.36%   40.97%    46.36%   40.97%   46.36%  40.97%
                                                     ======   ======     ======   ======    ======   ======   ======  ======
                       Average commission rate
                       paid+++++                     $.0022       --     $.0022       --    $.0022       --   $.0022      --
                                                     ======   ======     ======   ======    ======   ======   ======  ======

                      *Annualized.
                     **Total investment returns exclude the effects of sales loads.
                     ++Commencement of Operations.
                   ++++Based on average outstanding shares during the period.
                    +++Aggregate total investment return.
                  +++++For fiscal years beginning on or after September 1, 1995, the
                       Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                       Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                       See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


NOTES TO FINANCIAL STATEMENTS (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $44,445 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 1996, MLAM earned fees of $97,346, all of which was voluntarily waived. MLAM also reimbursed the Fund $331,565 in additional expenses.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                         MLFD         MLPF&S

Class D                                  $157         $2,261


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $54,951 and $1,532 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $205 in commissions on the execution of portfolio security transactions for the Fund for the year ended
November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $4,018,846 and $5,677,910, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments              $ (679,553)   $  (354,971)
Short-term investments                      9             --
Foreign currency transactions         (20,820)        (4,455)
Foreign foreign exchange contracts    (23,625)            --
                                   ----------    -----------
Total                              $ (723,989)   $  (359,426)
                                   ==========    ===========


As of November 30, 1996, net unrealized depreciation for Federal income tax purposes aggregated $354,971, of which $503,565 related to appreciated securities and $858,536 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $7,341,009.


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(1,925,740) and $10,377,362 for the years ended
November 30, 1996 and November 30, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            15,446    $   161,605
Shares issued to shareholders in
reinvestment of dividends and
distributions                           2,358         26,229
                                   ----------    -----------
Total issued                           17,804        187,834
Shares redeemed                       (36,243)      (366,373)
                                   ----------    -----------
Net decrease                          (18,439)   $  (178,539)
                                   ==========    ===========



Class A Shares for the Period
December 30, 1994++ to November                     Dollar
30, 1995                              Shares        Amount

Shares sold                            68,348    $   729,728
Shares redeemed                        (9,993)      (106,209)
                                   ----------    -----------
Net increase                           58,355    $   623,519
                                   ==========    ===========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            82,351    $   854,084
Shares issued to shareholders in
reinvestment of dividends and
distributions                           6,020         63,443
                                   ----------    -----------
Total issued                           88,371        917,527
Shares redeemed                      (205,679)    (2,013,667)
                                   ----------    -----------
Net decrease                         (117,308)   $(1,096,140)
                                   ==========    ===========


Class B Shares for the Period
December 30, 1994++ to November                     Dollar
30, 1995                              Shares        Amount

Shares sold                           832,728    $ 8,419,730
Shares redeemed                      (105,813)    (1,085,440)
                                   ----------    -----------
Net increase                          726,915    $ 7,334,290
                                   ==========    ===========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            20,835     $  211,576
Shares issued to shareholders in
reinvestment of dividends and
distributions                             704          8,084
                                   ----------     ----------
Total issued                           21,539        219,660
Shares redeemed                       (43,114)      (431,908)
                                   ----------     ----------
Net decrease                          (21,575)    $ (212,248)
                                   ==========     ==========


Class C Shares for the Period
December 30, 1994++ to                              Dollar
November 30, 1995                     Shares        Amount

Shares sold                           101,871     $1,027,680
Shares redeemed                        (8,549)       (91,175)
                                   ----------     ----------
Net increase                           93,322     $  936,505
                                   ==========     ==========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the
Year Ended                                          Dollar
November 30, 1996                     Shares        Amount

Shares sold                            10,891     $  112,953
Shares issued to shareholders in
reinvestment of dividends and
distributions                           2,310         25,977
                                   ----------     ----------
Total issued                           13,201        138,930
Shares redeemed                       (57,396)      (577,743)
                                   ----------     ----------
Net decrease                          (44,195)    $ (438,813)
                                   ==========     ==========

Class D Shares for the Period

December 30, 1994++ to                              Dollar
November 30, 1995                     Shares        Amount

Shares sold                           153,535     $1,573,684
Shares redeemed                        (8,491)       (90,636)
                                   ----------     ----------
Net increase                          145,044     $1,483,048
                                   ==========     ==========

[FN]
++Prior to December 30, 1994 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

5. Commitments:
At November 30, 1996, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $23,000 and $401,000, respectively.

6. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $680,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 1, 1996, the Board of Directors declared an ordinary income dividend in the amount of $0.436055 per Class A Share, $0.319034 per Class B Share, $0.331592 per Class C Share and $0.405895 per Class D Share, payable on December 23, 1996 to shareholders of record as of December 13, 1996.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for the year then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995, and the financial highlights for the year then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche, LLP
Princeton, New Jersey
January 6, 1997
</AUDIT-REPORT>



EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended November 30, 1996

Additions

Adana Cimento Sanayii (Class A)
Anglo American Corp. of South Africa,
 Ltd. (ADR)
Blue Square Chain Stores Properties &
 Investments Ltd. (ADR)
De Beers Centenary AG
Ingwe Coal Corp., Ltd.
Meikles Africa Ltd.
Nasr City Company for Housing &
 Reconstruction
South African Breweries Ltd. (ADR)
Torah Portland Cement Company, Egypt
Zimbabwe Sun International

Deletions

Erciyas Biracilik Ve Malt Sanayii A.S. (GDR)
Groupe Omnium Nord Africain
Guiness Ghana Ltd. (New Shares)
Kinross Mines Ltd.
Migros Turk A.S.
Randfontein Estates Gold Mining
 Co. Witwatersrand Ltd.
South Africa Iron & Steel Industrial Corp., Ltd.
Teljoy Holdings Ltd.
Teva Pharmaceutical Industries Ltd. (ADR)